UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2007


                                K2 DIGITAL, INC.
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             (Exact name of registrant as specified in its chapter)

         Delaware                  1-11873                   13-3886065
         --------                  -------                   ----------
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)            Identification No.)

        c/o Law Offices of Thomas G. Amon
        500 Fifth Avenue, Suite 1650, New York, New York           10110
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (212) 810-2430

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

         (a) Effective August 10, 2007 (the "Effective Date"), the Company completed a transaction (the "Merger") with New Century Structures, Inc. ("NCSI") whereby NCSI was merged with and into the Company's wholly-owned subsidiary, K2 Acquisition Corporation. In connection with the Merger, the former shareholders of NCSI were issued 4,334,429 shares of the Company's common stock. Information concerning the Merger is contained in the Company's current report on Form 8-K filed on April 27, 2007 and the Company's Definitive Proxy Statement filed on July 24, 2007, each of which is incorporated herein by reference.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  EKECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATION  ARRANGEMENTS  OF
            CERTAIN OFFICERS

On the Effective Date of the Merger, Mssrs. Gary Brown, Matthew de Ganon, Douglas Cleek and David Sklaver resigned from the Company's Board of Directors and Mssrs. Joe Sorci and Michael Hawkins were named to the Board to serve until the next annual meeting of shareholders or until their successors are named and qualified.

         Effective August 10, 2007 Mr. Joe Sorci became President and CEO of the Company and Mr. Bruce Harmon was named as Interim Chief Financial Officer.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR

The Company shareholders approved the following transactions at a Special Meeting of Stockholders on August 9, 2007:

            1)  the  merger  of  the  Company's  wholly-owned   subsidiary,   K2
Acquisition Corporation, with New Century Structures, Inc. ("NCSI");

            2) the issuance of 4,334,429 shares of the Company's common stock to the shareholders of NCSI;

            3) a 1 x 10 reverse stock split of the Company's shares; and

            4) the changing of the Company's name to Accelerated Building Concepts Corporation.

ITEM 5.06   CHANGE IN SHELL COMPANY STATUS

On the Effective Date, the Registrant ceased being a shell corporation as that term is defined in Rule 12b-2 under the Securities and Exchange Act of 1934. The material terms of the transaction were disclosed in the Registrant's Definitive Proxy Statement which was filed on July 24, 2007 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of NCSI required to be filed pursuant to Item 9.01(c) are contained in the Registrant's Definitive Proxy Statement filed on July 24, 2007 and incorporated herein by reference.

         (b)    Exhibits

            (i) Current report on Form 8-K; incorporated herein by reference as filed on April 27, 2007;

            (ii) Definitive Proxy Statement, incorporated herein by reference as filed on July 24, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         K2 DIGITAL, INC.
                                             (Registrant)

Date: August 10, 2007
                                         By:  /s/ Gary Brown
                                         ------------------------------------
                                         Name:   Gary Brown
                                         Title:  President
                                                 Principal Financial and
                                                 Accounting Officer